UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2013

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mona G. Estey, Vice President – Human Resources and a named executive officer of Lydall, Inc. (the “Company”), resigned her positions with the Company on and effective September 30, 2013 (“Effective Date”) to pursue a reduced and more flexible work schedule as a transition towards her voluntary retirement. The Company and Ms. Estey have entered into a Letter of Agreement, dated September 30, 2013 (the “Letter Agreement”), setting forth the terms and conditions under which Ms. Estey will remain in the employ of the Company. Pursuant to the terms of the Letter of Agreement, Ms. Estey will continue to work on a full-time basis through December 31, 2013, after which she is expected to devote a minimum of twenty (20) hours per week to the business and affairs of the Company, in exchange for which she will be paid on an hourly rate basis. The term of the Letter Agreement is six (6) months. As of the Effective Date, Ms. Estey’s Employment Agreement, dated January 10, 2007, and her Indemnification Agreement, dated March 1, 2000, are both terminated. A copy of the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Section 8 – Other Events

Item 8.01	Other Events

In a press release dated September 30, 2013, attached as Exhibit 99.1, the Company announced that William M. Lachenmeyer has been appointed Vice President – Human Resources, effective as of September 30, 2013, filling the vacancy created by the resignation of Mona G. Estey. Prior to joining Lydall, Mr. Lachenmeyer’s most recent position was with Smith & Wesson Holding Corporation (NASDAQ: SWHC), a publicly-traded manufacturer of firearms, as its Vice President Human Resources. In this capacity, Mr. Lachenmeyer led the human resource, employee benefits, security and environmental functions, and served as a strategic partner to the businesses to help attract, retain, and strengthen Smith & Wesson’s talent. He also worked closely with the CEO and members of the compensation committee of the board to align executive compensation programs with the public company environment. Prior to his tenure at Smith & Wesson, Mr. Lachenmeyer held several human resource positions at Onmova Solutions, Inc., Alcoa Fastening Systems, and Colgate-Palmolive Company.

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Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following are filed as Exhibits to this report:

Exhibit Number	Description of Exhibit

10.1	Letter of Agreement, dated September 30, 2013, between Lydall, Inc. and Mona G. Estey

99.1	Press Release, dated September 30, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

October 1, 2013	By:	/S/ Chad A. McDaniel
Chad A. McDaniel
Vice President, General Counsel and Secretary

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LYDALL, INC.

Index to Exhibits

Exhibit
Number	Description of Exhibit

10.1	Letter of Agreement, dated September 30, 2013, between Lydall, Inc. and Mona G. Estey

99.1	Press Release, dated September 30, 2013